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As filed with the Securities and Exchange Commission on July 9, 2004

Registration Number 333-112339

U.S. Securities And Exchange Commission
Washington, D.C. 20549

POST-EFFECTIVE
AMENDMENT NO. 1 TO
FORM S-1

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

INFOSONICS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or jurisdiction of incorporation or organization)	5065 (Primary Standard Industrial Classification Code Number)	33-0599368 (I.R.S. Employer Identification No.)

5880 Pacific Center Drive, San Diego, California 92121 (858) 373-1600
(Address, including zip code, and telephone number,
including area code, of registrant's principal executive offices)

Joseph Ram, 5880 Pacific Center Drive, San Diego, California 92121 (858) 373-1600
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Alan L. Talesnick, Esq. Donna Bloomer, Esq. Patton Boggs LLP 1660 Lincoln Street Suite 1900 Denver, Colorado 80264 (303) 830-1776	David L. Ficksman, Esq. Loeb & Loeb LLP 10100 Santa Monica Boulevard Suite 2200 Los Angeles, California 90067 (310) 282-2000

Approximate date of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☒ File No. 333-112339

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. ☐

TABLE OF CONTENTS

EXPLANATORY NOTE	1
Item 16. Exhibits	2
SIGNATURES	3
EXHIBIT INDEX	4
EX. 1.1 UNDERWRITING AGREEMENT	E-1
EX. 4.4 RESPRESENTATIVE WARRANT AGREEMENT	E-1

EXPLANATORY NOTE

        This Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-112339) is being filed pursuant to Rule 462(d) under the Securities Act of 1933, as amended, solely for the purpose of filing Exhibits 1 and 4.4 to the Registration Statement.

Item 16. Exhibits

        The following exhibits are filed with this registration statement.

Number	Description
1	Underwriting Agreement filed herewith.
3.1	Certificate Of Incorporation(1)
3.2	Bylaws(1)
4.1	Specimen Common Stock Certificate(1)
4.2	1998 Stock Option Plan(2)
4.3	2003 Stock Option Plan(2)
4.4	Representative Warrant filed herewith.
5	Opinion of Patton Boggs LLP concerning the legality of the securities being registered(1)
10.1(a)	Management Agreement dated January 1, 2000 between InfoSonics and JRC, Inc.(1)
10.1(b)	Amendment dated November 1, 2001 to Management Agreement dated January 1, 2000 between InfoSonics and JRC, Inc.(1)
10.2	Distribution Agreement dated August 1, 2003 between InfoSonics and Samsung Telecommunications America, L.P.(1)
10.3	Standard Distributor Agreement dated August 19, 2003 between InfoSonics and Sony Ericsson Mobile Communications (USA) Inc.(1)
10.4	Stock Purchase Agreement dated as of January 26, 2004 among InfoSonics, InfoSonics Mexico, Inc., Joseph Ram and Abraham Rosler concerning InfoSonics de Mexico.(1)
10.5	Employment Agreement dated as of January 1, 2004 between InfoSonics and Joseph Ram.(1)
10.6	Employment Agreement dated as of January 1, 2004 between InfoSonics and Abraham Rosler.(1)
10.7	Employment Agreement dated as of January 1, 2004 between InfoSonics and Joseph Murgo.(1)
10.8	Employment Agreement dated as of January 1, 2004 between InfoSonics and Jeffrey Klausner.(1)
10.9	Lease Agreement effective April 1, 2004.(3)
10.10	Credit Facility Agreement.(3)
21	Subsidiaries of InfoSonics(1)
23.1	Consent of Patton Boggs LLP (included in Opinion in Exhibit 5)
23.2	Consent of Singer Lewak Greenbaum & Goldstein LLP(2)
99.1	Employee Code of Business Conduct and Ethics(1)
99.1	Code of Ethics for Chief Executive Officer, Chief Financial Officer and Controller(1)

(1)
Incorporated by reference from the Company's Registration Statement on Form S-1, filed on January 30, 2004.

(2)
Incorporated by reference from Amendment No. 6 to the Company's Registration Statement on Form S-1, filed on May 20, 2004.

(3)
Incorporated by reference from Amendment No. 3 to the Company's Registration Statement on Form S-1, filed on April 16, 2004.

3

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, in the City of San Diego, State of California, on July 9, 2004.

INFOSONICS CORPORATION

By:	/s/ JOSEPH RAM Joseph Ram, Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ JOSEPH RAM Joseph Ram	Chief Executive Officer (Principal Executive Officer) and Director	July 9, 2004
* John W. Combs	Director	July 9, 2004
* Randall P. Marx	Director	July 9, 2004
* Robert S. Picow	Director	July 9, 2004
* Abraham Rosler	Director	July 9, 2004
/s/ JEFFREY KLAUSNER Jeffrey Klausner	Chief Financial Officer (Principal Financial Officer)	July 9, 2004
*By:	/s/ JOSEPH RAM Joseph Ram Attorney-in-Fact

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EXHIBIT INDEX

Number	Description
1	Underwriting Agreement filed herewith.
3.1	Certificate Of Incorporation(1)
3.2	Bylaws(1)
4.1	Specimen Common Stock Certificate(1)
4.2	1998 Stock Option Plan(2)
4.3	2003 Stock Option Plan(2)
4.4	Representative Warrant Agreement filed herewith.
5	Opinion of Patton Boggs LLP concerning the legality of the securities being registered(1)
10.1(a)	Management Agreement dated January 1, 2000 between InfoSonics and JRC, Inc.(1)
10.1(b)	Amendment dated November 1, 2001 to Management Agreement dated January 1, 2000 between InfoSonics and JRC, Inc.(1)
10.2	Distribution Agreement dated August 1, 2003 between InfoSonics and Samsung Telecommunications America, L.P.(1)
10.3	Standard Distributor Agreement dated August 19, 2003 between InfoSonics and Sony Ericsson Mobile Communications (USA) Inc.(1)
10.4	Stock Purchase Agreement dated as of January 26, 2004 among InfoSonics, InfoSonics Mexico, Inc., Joseph Ram and Abraham Rosler concerning InfoSonics de Mexico.(1)
10.5	Employment Agreement dated as of January 1, 2004 between InfoSonics and Joseph Ram.(1)
10.6	Employment Agreement dated as of January 1, 2004 between InfoSonics and Abraham Rosler.(1)
10.7	Employment Agreement dated as of January 1, 2004 between InfoSonics and Joseph Murgo.(1)
10.8	Employment Agreement dated as of January 1, 2004 between InfoSonics and Jeffrey Klausner.(1)
10.9	Lease Agreement effective April 1, 2004.(3)
10.10	Credit Facility Agreement.(3)
21	Subsidiaries of InfoSonics(1)
23.1	Consent of Patton Boggs LLP (included in Opinion in Exhibit 5)
23.2	Consent of Singer Lewak Greenbaum & Goldstein LLP(2)
99.1	Employee Code of Business Conduct and Ethics(1)
99.2	Code of Ethics for Chief Executive Officer, Chief Financial Officer and Controller(1)

(1)
Incorporated by reference from the Company's Registration Statement on Form S-1, filed on January 30, 2004.

(2)
Incorporated by reference from Amendment No. 6 to the Company's Registration Statement on Form S-1, filed on May 20, 2004.

(3)
Incorporated by reference from Amendment No. 3 to the Company's Registration Statement on Form S-1, filed on April 16, 2004.

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TABLE OF CONTENTS
EXPLANATORY NOTE
SIGNATURES
EXHIBIT INDEX